Exhibit 99

Certain information in this Supplemental Information Package contains Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	2

Financial Highlights

(dollars in thousands except per share amounts) (unaudited)

	Three Months Ended
	March 31, 2022	March 31, 2021
Operating Information
Number of Communities	128	126
Number of Sites	24,118	23,770
Rental and Related Income	$41,577	$38,713
Community Operating Expenses	$18,071	$17,137
Community NOI	$23,506	$21,576
Expense Ratio	43.5%	44.3%
Sales of Manufactured Homes	$4,291	$4,419
Number of Homes Sold	61	73
Number of Rentals Added	52	218
Net Income	$3,275	$13,878
Net Income (Loss) Attributable to Common Shareholders	$(4,325)	$6,839
Adjusted EBITDA	$21,685	$20,288
FFO Attributable to Common Shareholders	$8,544	$8,381
Normalized FFO Attributable to Common Shareholders	$8,975	$8,701

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding
Basic	52,301	42,377
Diluted	52,301	43,275
Net Income (Loss) Attributable to Common
Shareholders per Share –
Basic and Diluted	$(0.09)	$0.16
FFO per Share – Diluted	$0.16	$0.19
Normalized FFO per Share – Diluted	$0.17	$0.20
Dividends per Common Share	$0.20	$0.19

Balance Sheet
Total Assets	$1,413,826	$1,120,024
Total Liabilities	$644,212	$574,776

Market Capitalization
Total Debt, Net of Unamortized Debt Issuance Costs	$615,161	$544,623
Equity Market Capitalization	$1,315,564	$824,751
Series C Preferred Stock	$247,100	$247,100
Series D Preferred Stock	$215,219	$192,445
Total Market Capitalization	$2,393,044	$1,808,919

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	3

Consolidated Balance Sheets

(in thousands except per share amounts)

	March 31,	December 31,
	2022	2021
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$76,073	$74,963
Site and Land Improvements	725,061	716,211
Buildings and Improvements	32,377	30,450
Rental Homes and Accessories	388,189	383,467
Total Investment Property	1,221,700	1,205,091
Equipment and Vehicles	24,827	24,437
Total Investment Property and Equipment	1,246,527	1,229,528
Accumulated Depreciation	(327,339)	(316,073)
Net Investment Property and Equipment	919,188	913,455

Other Assets
Cash and Cash Equivalents	292,465	116,175
Marketable Securities at Fair Value	56,971	113,748
Inventory of Manufactured Homes	34,288	23,659
Notes and Other Receivables, net	57,937	55,359
Prepaid Expenses and Other Assets	18,049	17,135
Land Development Costs	25,875	22,352
Investment in Joint Venture	9,053	8,937
Total Other Assets	494,638	357,365

TOTAL ASSETS	$1,413,826	$1,270,820

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of unamortized debt issuance costs	$474,466	$452,567
Other Liabilities
Accounts Payable	4,365	4,274
Loans Payable, net of unamortized debt issuance costs	41,874	46,757
Series A Bonds, net of unamortized debt issuance costs	98,821	-0-
Accrued Liabilities and Deposits	16,677	17,162
Tenant Security Deposits	8,009	7,920
Total Other Liabilities	169,746	76,113
Total Liabilities	644,212	528,680

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series C- 6.75% Cumulative Redeemable Preferred Stock, $0.10 par value per share; 13,750 shares authorized; 9,884 issued and outstanding as of March 31, 2022 and December 31, 2021	247,100	247,100
Series D - 6.375% Cumulative Redeemable Preferred Stock, $0.10 par value per share; 9,300 shares authorized; 8,609 shares issued and outstanding as of March 31, 2022 and December 31, 2021	215,219	215,219
Common Stock – $0.10 par value per share: 144,164 shares authorized; 53,500 and 51,651 shares issued and outstanding as of March 31, 2022 and December 31, 2021, respectively	5,350	5,165
Excess Stock – $0.10 par value per share: 3,000 shares authorized; no shares issued or outstanding as of March 31, 2022 and December 31, 2021	-0-	-0-
Additional Paid-In Capital	327,309	300,020
Undistributed Income (Accumulated Deficit)	(25,364)	(25,364)
Total Shareholders’ Equity	769,614	742,140

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,413,826	$1,270,820

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	4

Consolidated Statements of Income (Loss)

(in thousands except per share amounts) (unaudited)

	Three Months Ended
	March 31, 2022	March 31, 2021
INCOME:
Rental and Related Income	$41,577	$38,713
Sales of Manufactured Homes	4,291	4,419
TOTAL INCOME	45,868	43,132

EXPENSES:
Community Operating Expenses	18,071	17,137
Cost of Sales of Manufactured Homes	2,983	3,471
Selling Expenses	1,155	1,131
General and Administrative Expenses	3,898	3,441
Depreciation Expense	11,717	11,008
TOTAL EXPENSES	37,824	36,188

OTHER INCOME (EXPENSE):
Interest Income	910	817
Dividend Income	780	1,302
Gain (Loss) on Sales of Marketable Securities, net	30,721	(730)
Increase (Decrease) in Fair Value of Marketable Securities	(31,750)	10,219
Other Income	220	147
Loss on Investment in Joint Venture	(121)	-0-
Interest Expense	(5,487)	(4,798)
TOTAL OTHER INCOME (EXPENSE)	(4,727)	6,957

Income before Loss on Sales of Investment Property and Equipment	3,317	13,901
Loss on Sales of Investment Property and Equipment	(42)	(23)
NET INCOME	3,275	13,878

Less: Preferred Dividends	(7,600)	(7,039)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(4,325)	$6,839

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS PER SHARE –
Basic and Diluted	$(0.09)	$0.16

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	52,301	42,377
Diluted	52,301	43,275

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	5

Consolidated Statements of Cash Flows

(in thousands) (unaudited)

	Three Months Ended
	March 31, 2022	March 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$3,275	$13,878
Non-Cash Items Included in Net Income:
Depreciation	11,717	11,008
Amortization of Financing Costs	406	176
Stock Compensation Expense	1,169	750
Provision for Uncollectible Notes and Other Receivables	183	234
(Gain) Loss on Sales of Marketable Securities, net	(30,721)	730
(Increase) Decrease in Fair Value of Marketable Securities	31,750	(10,219)
Loss on Sales of Investment Property and Equipment	42	23
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	(10,629)	(2,098)
Notes and Other Receivables, net of notes acquired with acquisitions	(2,761)	(302)
Prepaid Expenses and Other Assets	1,482	(2,000)
Accounts Payable	91	277
Accrued Liabilities and Deposits	(485)	545
Tenant Security Deposits	89	213
Net Cash Provided by Operating Activities	5,608	13,215

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	(5,989)	(8,358)
Purchase of Investment Property and Equipment	(12,240)	(12,189)
Proceeds from Sales of Investment Property and Equipment	738	576
Additions to Land Development Costs	(3,523)	(3,261)
Purchase of Marketable Securities	(5)	(3)
Proceeds from Sales of Marketable Securities	55,752	4,509
Investment in Joint Venture	(116)	-0-
Net Cash Provided by (Used in) Investing Activities	34,617	(18,726)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages	25,643	-0-
Net Payments from Short-Term Borrowings	(4,951)	(11,277)
Principal Payments of Mortgages	(2,891)	(564)
Proceeds from Bonds Issuance	102,670	-0-
Financing Costs on Debt	(5,040)	-0-
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	-0-	30,864
Proceeds from At-The-Market Common Equity Program, net of offering costs	38,369	6,585
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	763	2,942
Proceeds from Exercise of Stock Options	993	2,588
Preferred Dividends Paid	(7,600)	(7,039)
Common Dividends Paid, net of Dividend Reinvestments	(9,495)	(7,128)
Net Cash Provided by Financing Activities	138,461	16,971

NET INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	178,686	11,460
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	125,026	28,593
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$303,712	$40,053

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	6

Reconciliation of Net Income to Adjusted EBITDA and Net Income (Loss)

Attributable to Common Shareholders to FFO and Normalized FFO

(in thousands except footnotes) (unaudited)

	Three Months Ended
	March 31, 2022	March 31,2021
Reconciliation of Net Income to Adjusted EBITDA
Net Income	$3,275	$13,878
Interest Expense	5,487	4,798
Franchise Taxes	96	93
Depreciation Expense	11,717	11,008
Depreciation Expense from Unconsolidated Joint Venture	81	-0-
(Increase) Decrease in Fair Value of Marketable Securities	31,750	(10,219)
(Gain) Loss on Sales of Marketable Securities, net	(30,721)	730

Adjusted EBITDA	$21,685	$20,288

Reconciliation of Net Income (Loss) Attributable to Common Shareholders to Funds from Operations

Net Income (Loss) Attributable to Common Shareholders	$(4,325)	$6,839
Depreciation Expense	11,717	11,008
Depreciation Expense from Unconsolidated Joint Venture	81	-0-
Loss on Sales of Investment Property and Equipment	42	23
Decrease (Increase) in Fair Value of Marketable Securities	31,750	(10,219)
(Gain) Loss on Sales of Marketable Securities, net	(30,721)	730

Funds from Operations Attributable to Common Shareholders (“FFO”)	8,544	8,381

Adjustments:
Non-Recurring Other Expense (1)	431	320

Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”)	$8,975	$8,701

(1) Consists of special bonus and restricted stock grants for the August 2020 groundbreaking Fannie Mae financing, which are being expensed over the vesting period.

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	7

Market Capitalization, Debt and Coverage Ratios

(in thousands) (unaudited)

	Three Months Ended				Year Ended
	March 31, 2022		March 31, 2021		December 31, 2021
Shares Outstanding	53,500		43,023		51,651
Market Price Per Share	$24.59		$19.17		$27.33
Equity Market Capitalization	$1,315,564		$824,751		$1,411,624
Total Debt	615,161		544,623		499,324
Preferred	462,319		439,545		462,319
Total Market Capitalization	$2,393,044		$1,808,919		$2,373,267

Total Debt	$615,161		$544,623		$499,324
Less: Cash and Cash Equivalents	(292,465)		(24,784)		(116,175)
Net Debt	322,696		519,839		383,149
Less: Marketable Securities at Fair Value (“Securities”)	(56,971)		(108,155)		(113,748)
Net Debt Less Securities	$265,725		$411,684		$269,401

Interest Expense	$5,487		$4,798		$19,158
Capitalized Interest	330		338		1,476
Preferred Dividends	7,600		7,039		29,839
Total Fixed Charges	$13,417		$12,175		$50,473

Adjusted EBITDA	$21,685		$20,288		$88,318

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	13.5%		28.7%		16.1%

Net Debt Plus Preferred / Total Market Capitalization	32.8%		53.0%		35.6%

Net Debt Less Securities / Total Market Capitalization	11.1%		22.8%		11.4%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	30.4%		47.1%		30.8%

Interest Coverage	3.7	x	4.0	x	4.3	x

Fixed Charge Coverage	1.6	x	1.7	x	1.7	x

Net Debt / Adjusted EBITDA	3.7	x	6.4	x	4.3	x

Net Debt Less Securities / Adjusted EBITDA	3.1	x	5.1	x	3.1	x

Net Debt Plus Preferred / Adjusted EBITDA	9.0	x	11.8	x	9.6	x

Net Debt Less Securities Plus Preferred / Adjusted EBITDA	8.4	x	10.5	x	8.3	x

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	8

Debt Analysis

(in thousands) (unaudited)

	Three Months Ended		Year Ended
	March 31, 2022	March 31, 2021	December 31, 2021
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages	$479,454	$473,528	$456,702
Unamortized Debt Issuance Costs	(4,988)	(4,695)	(4,135)

Mortgages, Net of Unamortized Debt Issuance Costs	$474,466	$468,833	$452,567
Loans Payable:
Unsecured Line of Credit	$25,000	$45,000	$25,000
Other Loans Payable	16,994	31,076	21,945

Total Loans Before Unamortized Debt Issuance Costs	41,994	76,076	46,945
Unamortized Debt Issuance Costs	(120)	(286)	(188)

Loans, Net of Unamortized Debt Issuance Costs	$41,874	$75,790	$46,757
Bonds Payable:
Series A Bonds	$102,670	$-0-	$-0-
Unamortized Debt Issuance Costs	(3,849)	-0-	-0-

Bonds, Net of Unamortized Debt Issuance Costs	$98,821	$-0-	$-0-

Total Debt, Net of Unamortized Debt Issuance Costs	$615,161	$544,623	$499,324

% Fixed/Floating
Fixed	93.3%	86.3%	90.7%
Floating	6.7%	13.7%	9.3%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates (1)
Mortgages Payable	3.78%	3.81%	3.75%
Loans Payable	2.52%	2.60%	2.66%
Bonds Payable	4.72%	N/A	N/A
Total Average	3.85%	3.64%	3.65%

Weighted Average Maturity (Years) Mortgages Payable	5.2	5.8	5.2

(1) Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	9

Debt Maturity

(in thousands) (unaudited)

As of March 31, 2022:

Fiscal Year Ended	Mortgages	Loans		Bonds		Total	% of Total
2022	$6,478	$41,994	(1)	$-0-		$48,472	7.8%
2023	62,964	-0-		-0-		62,964	10.1%
2024	-0-	-0-		-0-		-0-	0.0%
2025	127,649	-0-		-0-		127,649	20.5%
2026	39,113	-0-		-0-		39,113	6.3%
Thereafter	243,250	-0-		102,670	(2)	345,920	55.4%

Total Debt Before Unamortized Debt Issuance Cost	479,454	41,994		102,670		624,118	100.0%

Unamortized Debt Issuance Cost	(4,988)	(120)		(3,849)		(8,957)

Total Debt, Net of Unamortized Debt Issuance Costs	$474,466	$41,874		$98,821		$615,161

(1) Includes $25.0 million balance outstanding on the Company’s Line of Credit due November 2022, with an additional one-year option.

(2) Represents $102.7 million balance outstanding of the Company’s Series A Bonds due February 28, 2027.

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	10

Securities Portfolio Performance

(in thousands)

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain on Sale of Securities	Net Realized Gain on Sale of Securities & Dividend Income
2010	$28,757	$1,763	$2,028	$3,791
2011	43,298	2,512	2,693	5,205
2012	57,325	3,244	4,093	7,337
2013	59,255	3,481	4,056	7,537
2014	63,556	4,066	1,543	5,609
2015	75,011	4,399	204	4,603
2016	108,755	6,636	2,285	8,921
2017	132,964	8,135	1,747	9,882
2018	99,596	10,367	20	10,387
2019	116,186	7,535	-0-	7,535
2020	103,172	5,729	-0-	5,729
2021	113,748	5,098	2,342	7,440
2022*	56,971	780	30,721	31,501

		$63,745	$51,732	$115,477

*For the three months ended March 31, 2022.

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	11

Property Summary and Snapshot

(unaudited)

	March 31, 2022	March 31, 2021	% Change

Communities	128	126	1.6%
Developed Sites	24,118	23,770	1.5%
Occupied	20,739	20,255	2.4%
Occupancy %	86.0%	85.2%	80 bps
Total Rentals	8,758	8,470	3.4%
Occupied Rentals	8,346	8,083	3.3%
Rental Occupancy %	95.3%	95.4%	-10 bps
Monthly Rent Per Site	$490	$467	4.9%
Monthly Rent Per Home Rental Including Site	$839	$800	4.9%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(1)		(1)								(2)

Alabama	1	33	33	-0-	194	59	30.4%	$175	26	20	76.9%	$689
Indiana	14	1,105	893	212	3,995	3,462	86.7%	$444	1,736	1,650	95.0%	$842
Maryland	1	77	10	67	62	62	100.0%	$569	-0-	-0-	N/A	N/A
Michigan	3	153	153	-0-	738	630	85.4%	$487	265	252	95.1%	$825
New Jersey	4	349	187	162	1,006	971	96.5%	$688	43	42	97.7%	$1,068
New York	8	674	323	351	1,350	1,164	86.2%	$573	450	437	97.1%	$967
Ohio	37	1,837	1,390	447	6,936	5,872	84.7%	$445	2,588	2,466	95.3%	$800
Pennsylvania	52	2,202	1,837	365	7,865	6,767	86.0%	$514	2,783	2,643	95.0%	$855
South Carolina	1	24	24	-0-	142	63	44.4%	$195	29	23	79.3%	$584
Tennessee	7	544	316	228	1,830	1,689	92.3%	$490	838	813	97.0%	$836
Total as of March 31, 2022	128	6,998	5,166	1,832	24,118	20,739	86.0%	$490	8,758	8,346	95.3%	$839
Acquisitions (3)	1	65	50	15	132	92	69.7%	$343	-0-	-0-	N/A	N/A
Grand Total	129	7,063	5,216	1,847	24,250	20,831	85.9%	$489	8,758	8,346	95.3%	$839

(1) Total and Vacant Acreage of 220 for the Mountain View Estates property is included in the above summary.

(2) Includes home and site rent charges.

(3) Acquisition of one community completed on May 3, 2022.

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	12

Same Property Statistics

(in thousands) (unaudited)

	For Three Months Ended
	March 31, 2022	March 31, 2021	Change	% Change
Community Net Operating Income

Rental and Related
Income	$40,908	$38,387	$2,521	6.6%
Community Operating
Expenses	16,969	15,655	1,314	8.4%

Community NOI	$23,939	$22,732	$1,207	5.3%

	March 31, 2022	March 31, 2021	Change

Total Sites	23,363	23,327	0.2%
Occupied Sites	20,263	20,055	208 sites, 1.0%
Occupancy %	86.7%	86.0%	70 bps
Number of Properties	124	124	N/A
Total Rentals	8,600	8,330	3.2%
Occupied Rentals	8,212	7,969	3.0%
Rental Occupancy	95.5%	95.7%	-20 bps
Monthly Rent Per Site	$492	$469	4.9%
Monthly Rent Per Home Including Site	$839	$801	4.7%

Same Property includes all properties owned as of January 1, 2021, with the exception of Memphis Blues and Duck River Estates.

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	13

Acquisitions Summary

(dollars in thousands)

At Acquisition:
Year of Acquisition	Number of Communities	Sites	Occupied Sites	Occupancy %	Purchase Price	Price Per Site	Total Acres
2019	4	1,495	935	62%	$56,237	$38	247
2020	2	310	197	64%	$7,840	$25	48
2021	3	543	319	59%	$18,300	$34	113
2022	2	228	172	75%	$13,175	$58	83

Property Portfolio

Marcellus & Utica Shale Region
Acquired Prior to 2021: 124 Communities and 23,500 sites
Acquired in 2021: 3 Communities and 500 sites
Acquired in 2022: 2 Communities and 200 sites
Joint Venture: 1 Community and 200 sites
220 acres to be developed into a manufactured home community
Communities
Total - 129
SC 1%
AL 1%
MD 1%
MI 2%
NJ 3%
TN 5%
NY 6%
PA 41%
IN 11%
OH 29%
24,200 Sites
Acreage
Total - 7,063
Developed 2,780 39%
Developed 2,436 35%
Vacant 809 11%
Vacant 1,038 15%
Marcellus & Utica Shale Acreage 77 Communities and 12,000 Sites
Non Marcellus & Utica Share Acreage

2022 Acquisitions

Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Center Manor	March 31, 2022	PA	96	$5,800	18	83%
Mandell Trails	May 3, 2022	PA	132	7,375	65	70%
Total 2022 to Date			228	$13,175	83	75%

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	14

Definitions

Investors and analysts following the real estate industry utilize funds from operations available to common shareholders (“FFO”), normalized funds from operations available to common shareholders (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA”), variously defined, as supplemental performance measures. While the Company believes net income (loss) available to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. FFO also adjusts for the effects of the change in the fair value of marketable securities and gains and losses realized on marketable securities. Normalized FFO reflects the same assumptions as FFO except that it also adjusts for and certain one-time charges. Community NOI and Same Property NOI provides a measure of rental operations and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities and change in the fair value of marketable securities from our FFO calculation. NAREIT created FFO as a non-GAAP supplemental measure of REIT operating performance.

Normalized FFO is calculated as FFO excluding certain one-time charges.

Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 53.7 million shares for the three months ended March 31, 2022, and 43.3 million shares for the three months ended March 31, 2021. Common stock equivalents resulting from stock options in the amount of 1.4 million shares for the three months ended March 31, 2022 were excluded from the computation of Diluted Net Loss per Share as their effect would have been anti-dilutive. Common stock equivalents resulting from stock options in the amount of 898,000 shares for the three months ended March 31, 2021 were included in the computation of Diluted Net Income per share.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2021, with the exception of Memphis Blues.

Adjusted EBITDA is calculated as net income (loss) plus interest expense, franchise taxes, depreciation, and the change in the fair value of marketable securities.

Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO should not be considered as substitutes for net income (loss) applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	15

Press Release Dated May 4, 2022

FOR IMMEDIATE RELEASE	May 4, 2022
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS RESULTS FOR THE FIRST QUARTER ENDED MARCH 31, 2022

FREEHOLD, NJ, May 4, 2022........ UMH Properties, Inc. (NYSE:UMH) reported Total Income for the quarter ended March 31, 2022 of $45.9 million as compared to $43.1 million for the quarter ended March 31, 2021, representing an increase of 6%. Net Loss Attributable to Common Shareholders amounted to $4.3 million or $0.09 per diluted share for the quarter ended March 31, 2022 as compared to a Net Income of $6.8 million or $0.16 per diluted share for the quarter ended March 31, 2021.

Funds from Operations Attributable to Common Shareholders (“FFO”), was $8.5 million or $0.16 per diluted share for the quarter ended March 31, 2022 as compared to $8.4 million or $0.19 per diluted share for the quarter ended March 31, 2021. Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”), was $9.0 million or $0.17 per diluted share for the quarter ended March 31, 2022, as compared to $8.7 million or $0.20 per diluted share for the quarter ended March 31, 2021.

A summary of significant financial information for the three months ended March 31, 2022 and 2021 is as follows (in thousands except per share amounts):

	For the Three Months Ended
	March 31,
	2022	2021

Total Income	$45,868	$43,132
Total Expenses	$37,824	$36,188
Gain (Loss) on Sales on Marketable Securities	$30,721	$(730)
Increase (Decrease) in Fair Value of Marketable Securities	$(31,750)	$10,219
Net Income (Loss) Attributable to Common Shareholders	$(4,325)	$6,839
Net Income (Loss) Attributable to Common Shareholders per Diluted Common Share	$(0.09)	$0.16
FFO (1)	$8,544	$8,381
FFO (1) per Diluted Common Share	$0.16	$0.19
Normalized FFO (1)	$8,975	$8,701
Normalized FFO (1) per Diluted Common Share	$0.17	$0.20
Diluted Weighted Average Shares Outstanding	52,301	43,275

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	16

A summary of significant balance sheet information as of March 31, 2022 and December 31, 2021 is as follows (in thousands):

	March 31, 2022	December 31, 2021

Gross Real Estate Investments	$1,221,700	$1,205,091
Marketable Securities at Fair Value	$56,971	$113,748
Total Assets	$1,413,826	$1,270,820
Mortgages Payable, net	$474,466	$452,567
Loans Payable, net	$41,874	$46,757
Bonds Payable, net	$98,821	$-0-
Total Shareholders’ Equity	$769,614	$742,140

Samuel A. Landy, President and CEO, commented on the results of the first quarter of 2022.

“We are pleased to announce another solid quarter of operating results and an excellent start to 2022. During the quarter, we:

●	Increased Rental and Related Income by 7%;
●	Increased Community Net Operating Income (“NOI”) by 9%;
●	Improved our Operating Expense ratio by 80 basis points to 43.5%;
●	Increased Same Property NOI by 5%;
●	Increased Same Property Occupancy by 70 basis points from 86.0% to 86.7%;
●	Increased our rental home portfolio by 52 homes from yearend 2021 to approximately 8,800 total rental homes, representing an increase of 3%;
●	Acquired one community containing 97 homesites for a total cost of approximately $5.8 million;
●	Issued $102.7 million of 4.72% Series A Bonds due 2027 in an offering to investors in Israel, for total proceeds of $98.7 million, net of offering expenses;
●	Completed the addition of approximately 1,100 homes to our Fannie Mae credit facility, for total proceeds of approximately $25.6 million;
●	Raised our quarterly common stock dividend by 5.3% to $0.20 per share or $0.80 annually;
●	Issued and sold approximately 1.6 million shares of Common Stock through At-the-Market Sale Programs for our Common Stock at a weighted average price of $24.59 per share, generating gross proceeds of $39.0 million and net proceeds of $38.4 million, after offering expenses;
●	Reduced our Net Debt to Total Market Capitalization from 16% at yearend 2021 to 13% at quarter end;
●	Subsequent to quarter end, issued and sold approximately 739,000 shares of Common Stock through an At-the-Market Sale Program for our Common Stock at a weighted average price of $24.32 per share, generating gross proceeds of $18.0 million and net proceeds of $17.7 million, after offering expenses; and
●	Subsequent to quarter end, acquired one community containing 132 homesites for a total cost of approximately $7.4 million.”

Mr. Landy stated, “UMH is well positioned for future earnings growth through reduced capital costs and improved operations. We had a busy quarter in both the debt and capital markets in anticipation of the recapitalization of our 6.75% Series C Perpetual Preferred Stock. We currently have over $290 million in cash resulting from the Israeli bond issuance, equity raised through the ATM and the addition of rental homes to our Fannie Mae credit facility. The carrying costs of this capital negatively impacted Normalized FFO this quarter. Without the Series C Preferred dividends, our FFO would have been an $0.25 per share, or an additional $0.08 per share. We are happy to have raised the capital for the redemption given the rising interest rates and volatility in the market.”

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	17

“Over the past few years UMH has grown into a much larger company with a stable and growing income stream derived from our 24,100 manufactured home sites and our 8,800 rental units. We are proud that the strength of our company and this stable income stream has been recognized through our corporate level investment grade rating of il.A+ from S&P Global Ratings Maalot Ltd.”

“The addition of rental homes to our Fannie Mae credit facility is a major milestone for the company and for the industry. We have been working to obtain GSE acceptance of rental homes in land-lease communities for years. We have over $380 million in rentals on our balance sheet that may now qualify for financing at reasonable rates to fund growth initiatives.”

“Our communities continue to experience strong demand for both sales and rentals. Our biggest challenge remains the delay in procurement of homes from our manufacturers. We have over 1,300 homes on order, including 300 new homes that have been delivered and are in various stages of setup. This inventory, as well as future deliveries, will allow us to deliver strong occupancy and revenue growth throughout the remainder of the year. Our expense increases should be offset by additional revenue growth from increased occupancy and rent increases.”

“We have significant internal upside that can be realized through the infill of vacant sites, development of our vacant land and increased sales profitability. We also have a strong acquisition pipeline of both existing communities and development opportunities that will allow us to grow externally. We have a proven business plan designed to create long-term value for our shareholders.”

UMH Properties, Inc. will host its First Quarter 2022 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, May 5, 2022, at 10:00 a.m. Eastern Time.

The Company’s 2022 first quarter financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financials” section.

To participate in the webcast, select the webcast icon on the homepage of the Company’s website at www.umh.reit, in the Upcoming Events section. Interested parties can also participate via conference call by calling toll free 844-200-6205 (domestically) or 929-526-1599 (internationally) and entering the passcode 017683.

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, May 5, 2022, and can be accessed by dialing toll free 866-813-9403 (domestically) and +44 204-525-0658 (internationally) and entering the passcode 989071. A transcript of the call and the webcast replay will be available at the Company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 129 manufactured home communities containing approximately 24,200 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Michigan, Maryland, Alabama and South Carolina. UMH also has an ownership interest in and operates one community in Florida, containing 219 sites, through its joint venture with Nuveen Real Estate.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	18

Note:

(1)	Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds from Operations Attributable to Common Shareholders (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (loss) attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities investments and the change in the fair value of marketable securities from our FFO calculation. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”), as FFO excluding certain one-time charges. FFO and Normalized FFO should be considered as supplemental measures of operating performance used by REITs. FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO and Normalized FFO and, accordingly, our FFO and Normalized FFO may not be comparable to all other REITs. The items excluded from FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as alternatives to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity.

The reconciliation of the Company’s U.S. GAAP net loss to the Company’s FFO and Normalized FFO for the three months ended March 31, 2022 and 2021 are calculated as follows (in thousands):

	Three Months Ended
	March 31, 2022	March 31, 2021
Net Income (Loss) Attributable to Common Shareholders	$(4,325)	$6,839
Depreciation Expense	11,717	11,008
Depreciation Expense from Unconsolidated Joint Venture	81	-0-
Loss on Sales of Depreciable Assets	42	23
(Increase) Decrease in Fair Value of Marketable Securities	31,750	(10,219)
(Gain) Loss on Sales of Marketable Securities, net	(30,721)	730
FFO Attributable to Common Shareholders	8,544	8,381
Non- Recurring Other Expense (2)	431	320
Normalized FFO Attributable to Common Shareholders	$8,975	$8,701

The diluted weighted shares outstanding used in the calculation of FFO per Diluted Common Share and Normalized FFO per Diluted Common Share were 53.7 million shares for the three months ended March 31, 2022 and 43.3 million shares for the three months ended March 31, 2021. Common stock equivalents resulting from stock options in the amount of 1.4 million shares for the three months ended March 31, 2022 were excluded from the computation of Diluted Net Loss per Share as their effect would have been anti-dilutive. Common stock equivalents resulting from stock options in the amount of 898,000 shares for the three months ended March 31, 2021 were included in the computation of Diluted Net Income per share.

UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	19

The following are the cash flows provided (used) by operating, investing and financing activities for the three months ended March 31, 2022 and 2021 (in thousands):

	2022	2021
Operating Activities	$5,608	$13,215
Investing Activities	34,617	(18,726)
Financing Activities	138,461	16,971

(2)	Consists of special bonus and restricted stock grants for the August 2020 groundbreaking Fannie Mae financing.

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UMH Properties, Inc. | First Quarter FY 2022 Supplemental Information	20